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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 14, 1999
                Date of Report (Date of earliest event reported)


                          CAPITOL QUEEN & CASINO, INC.
             (Exact name of registrant as specified in its charter)


                                    MISSOURI
                 (State or other jurisdiction of incorporation)

                                    33-75806
                            (Commission File Number)

                                   43-1652885
                        (IRS Employer Identification No.)



            2605 S. Decatur Blvd, Suite 218, Las Vegas, Nevada 89102
                    (Address of principal executive offices)


                                 (702) 579-0235
              (Registrant's telephone number, including area code)



                    740 S. Decatur Blvd., Las Vegas, NV 89107
              (Former name or former address, if changed since last
                                    report.)

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Item 4.  Changes In Registrants' Certifying Accountant.

1.   Previous independent accountants.

     On May 11, 1999, Capitol Queen & Casino, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP, as the Company's independent accountants.

         The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the past two fiscal years raise substantial doubt about the Company's ability to continue as a going concern. Further, on March 17, 1998 the Company filed for bankruptcy protection with the United States Bankruptcy Court under 11 of the United States Bankruptcy Code.

         The Board of the Directors of the Corporation participated in and approved the decision to change independent accountants.

         In connection with PricewaterhouseCoopers LLP audits for the Company's two most recent fiscal years and through May 11, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles of practices, financial statement disclosure of auditing scope of procedure which disagreement if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         During the Company's two most recent fiscal years and through May 11, 1999, there has been no reportable event as defined in Regulation S-K Item 304
(a) (1) (v).

         The Company has requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers LLP agrees with the above statement. A copy of such letter, dated May 14, 1999, is filed as Exhibit 16.1 to this report.

2. New independent accountant.

         The Company is in the process of engaging a replacement independent accountant for fiscal year end June 30, 1999.


Item 7.  Financial Statements and Exhibits.

                  (c)    Exhibits.

16.1              Letter of PricewaterhouseCoopers dated May 14, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    Capitol Queen & Casino, Inc.
                                                    ----------------------------
                                                                    (Registrant)





Date:    May 14, 1999                       /S/ Bruce F. Becker
         ----------------                   -------------------
                                            Bruce F. Becker
                                            President, Chief Executive
                                            Officer (Principal Executive
                                            Officer) and Sole Director,
                                            Controller (Principle Financial
                                            and Accounting Officer)

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                                  Exhibit 16.1



  May 14, 1999


  Securities and Exchange Commission
  450 Fifth Street, N.W.
  Washington, D.C. 20549


  Commissioners:


  We have read the statements made by Capitol Queen & Casino, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
  Item 4 of Form 8-K, as part of the Company's Form 8-K report dated May 14, 1999. We agree with the statements concerning our Firm in such Form 8-K.



  Very truly yours,



  /s/ PricewaterhouseCoopers LLP


  PricewaterhouseCoopers LLP





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